Prepaid Expenses and Other Current Assets, Net - Schedule of Prepaid Expenses and Other Current Assets, Net (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Prepaid expenses and other current assets:
Prepaid deposits	[1]	¥ 1,687
Total prepaid expenses and other current assets		1,687
Less: allowance for credit losses
Prepaid expenses and other current assets, net		¥ 1,687	$ 241

[1]	It relates to prepaid rental deposits.